N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. REPORTS TO STOCKHOLDERS

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Annual Report
December 31, 2010

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 800 Westpoint Pkway., Suite 1100 Westlake, OH 44145-1524

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the year ended December 31, 2010. The Fund's portfolio and related financial statements are presented within for your review.

The Fund (symbol ICPAX) completed a fine year as total return calculated positively to 47.43% (at net asset value) for 2010 compared to the benchmark Russell 3000 return of 16.93% and S&P 500 return of 15.06%. This performance was accomplished by management following a strategy designed to take advantage of growth opportunities found primarily in a group of states and provinces located in the middle of the North American continent south to north from Texas to Alberta.

Management focused primarily on companies whose operations include developing and supporting oil and gas resources in the Williston Basin of North Dakota, Montana and Canada. Many of our portfolio companies are also operating in other basins including the Niobrara formation of Colorado and Wyoming with promising reports coming from that area. We continue to see increased drilling activity with more demand for ancillary services such as well services and transportation of crude oil. Job growth has been expanding in this area and the demand for more building out of infrastructure has been a major topic of discussion among civic and industry leaders.

Because the United States is dependent on imports to supply a large amount of its daily crude oil needs, we believe it makes sense to explore and produce domestic oil as soon as possible. Since the Williston Basin is among the largest sedimentary basins on the North American continent and since the Bakken formation has been tapped for numerous high-rate producers, the stage has been set for perhaps many years of drilling, producing and transporting of this valuable commodity. Success in drilling and completion has been high and demand for these services has allowed for pricing leverage with the companies involved. Strong oil well economics, i.e., the prospects for high return on investment, have been a strong driver toward development. Other productive formations such as the Three Forks, Spearfish, and Tyler have been featured by industry leaders as good prospects as well. We are located near the gateway to the Bakken and it is apparent that we have entered into a new paradigm of extraction where companies are better able to produce high quality oil from previously non-productive zones. Methods developed lately are likely to be taken across the world by many of these same companies.

The Fund has invested across several industries with emphasis on oil exploration and production, well service companies and equipment manufacturers. Other industries invested in include refineries, pipelines and metals mining with potash mining companies attracting the attention of the managers as well. The Fund has maintained a portfolio of forty to fifty companies over the past twelve months.

Prospects for the coming year look good for the basins that we follow and we expect more action from independent producers and majors alike. Another interesting player is China and their quest for petroleum and potash resources. We have witnessed the Chinese shopping the World for petroleum reserves from Argentina to Indonesia and now the United States. Deals have been made recently in the southern regions of this country and lately we have seen reports of Chinese involvement in the Niobrara. The Williston Basin might get some looks from China as well.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.04%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/00	$10,000	$9,499	$10,000
12/31/01	$8,767	$8,328	$8,854
12/31/02	$6,618	$6,286	$6,947
12/31/03	$8,626	$8,194	$9,104
12/31/04	$9,665	$9,181	$10,192
12/31/05	$10,791	$10,250	$10,816
12/31/06	$11,625	$11,043	$12,516
12/31/07	$11,518	$10,941	$13,159
12/31/08	$9,289	$8,824	$8,250
12/31/09	$11,082	$10,527	$10,588
12/31/10	$16,338	$15,520	$12,380

Average Annual Total Returns for the periods ending December 31, 2010

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	47.43%	12.36%	8.65%	5.03%	9.30%
With sales charge (5.00%)	40.22%	10.48%	7.54%	4.49%	8.82%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity Growth & Income Fund (the "Fund") for the year ended December 31, 2010. The Fund's portfolio and related financial statements are presented within for your review.

The Fund is managed using a blend of growth & income investment strategy by seeking to invest primarily in domestic common stocks, balancing its investments between growth & dividend paying stocks. The Fund tries to emphasize companies that the investment adviser believes offer both attractive investment opportunities and demonstrates a positive awareness of their impact on the society in which they operate.

The U.S. stock market ended 2010 higher for a second year with the S&P 500 Index ("S&P") having its best December since 1991. The gains marked a recovery to the market's level before the collapse of Lehman Brothers in September 2008. For the year the S&P climbed 15.06%. A good deal of the markets gain occurred in the first half of December, after President Obama announced a deal to extend Bush-era tax cuts and other positive economic news. That being said, the market did experience pullbacks during the year. The S&P fell 19% between the end of April and early July. This correction was mainly due to fears that sovereign debt woes would sink the European Euro and produce a continent wide recession, spilling over into the U.S. economy at the same time.

The rally that began in late August was set off by the expectation that the Federal Reserve would start a controversial program of buying $600 billion in Treasury securities to pump cash into the economy. There are signals it has given the domestic economy a boost. Not only are stocks higher, but auto sales have also been stronger. The holiday season was the best since 2007, manufacturing around the country is stronger, and jobless claims have fallen 23% since mid July.

The Fund ended the year up 17.19%* compared to the S&P 500 Index's return of 15.06%. Stock selections contributing to the overall performance of the Fund included: Kodiak Oil & Gas, an independent oil & gas energy company participating in the Bakken formation of the Williston Basin of North America, up 89.11%; Cognizant Technology Solutions Corp., a business software & services company, up 35.57%; Potash of Saskatchewan, an integrated agriculture fertilizer company, up 33.65%; Apple Inc., a personal computer company, up 24.20%; and Clean Harbors Inc., an environmental, energy & industrial service company involved in the BP oil spill clean up, up 23.73%. Detractors from relative performance included: AFLAC, up 1.62%; Bank of America, down 1%; and Hewlett-Packard, a diversified computer system company, down 17.46%.

The Portfolio Management Team is encouraged for the prospects of 2011 for a number of reasons including:

•	The third year of the Presidential cycle historically delivers more gains than the three years combined,

•	The extended 2003 tax cuts should boost consumer spending,

•	Improving consumer sentiment and spending should boost GDP (Gross Domestic Production) in 2011,

•	Corporate fundamentals are better than ever, with strong earnings, rising cash flow, and strong productivity, and

•	Global trade is booming, in particular, the emerging markets.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.01%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund	S&P 500 Index
12/31/00	$10,000	$10,000
12/31/01	$5,770	$8,811
12/31/02	$4,178	$6,864
12/31/03	$5,180	$8,833
12/31/04	$5,796	$9,794
12/31/05	$6,336	$10,275
12/31/06	$7,289	$11,898
12/31/07	$7,870	$12,552
12/31/08	$5,741	$7,908
12/31/09	$6,518	$10,001
12/31/10	$7,638	$11,507

Average Annual Total Returns for the periods ending December 31, 2010

1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
17.19%	-0.99%	3.81%	-2.66%	7.94%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "Fund") for the year ended December 31, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Modest economic growth, improving corporate conditions, strong retail fund inflows, accommodative primary market conditions and a sharp decline in default activity led to strong returns for high-yield credit in 2010. High yield began the year on a strong note and continued to build on the solid momentum of year-end 2009. Regulatory and economic uncertainty forced an equity sell-off during the second half of January, which in turn pushed high-yield spreads wider. Spreads were somewhat volatile in February before swiftly recovering and trending tighter through the end of April. In general, however, improving economic data, favorable technicals, strong capital market conditions and lower default trends provided an encouraging backdrop to the high-yield market through early April. By the end of April, high yield had posted 14-consecutive monthly gains and the year-to-date return was 7%. At the same time, the primary market was setting both weekly and monthly records. However, May ushered in a substantial correction as market volatility surged due to European sovereign concerns. As a result, risk appetite levels waned as sentiment toward the global economic recovery weakened, leading to a steady stream of large retail outflows and a sharp slowdown to the record pace of new issue activity in May and early June. The high-yield market began the third quarter positively with solid corporate earnings reports, stronger capital market conditions and declining default volumes. Weakening global economic conditions, however, weighed heavily on market sentiment during August before falling Treasury rates, rising equities, healthy demand and dramatic improvements in capital market access rallied the market in September. Continued macroeconomic fears persisted, leading the Federal Reserve to announce a second round of quantitative easing in early November. Despite some volatility in mid-November, which largely resulted from the Treasury curve backup and renewed macroeconomic risks from notable events in China and Ireland, the high-yield market finished the year strongly with a more stable macroeconomic environment, robust demand, unprecedented high-yield new issuance and broader access to capital for high-yield issuers.

Again in 2010, the lower end of the quality spectrum (i.e., CCC-rated bonds and distressed bonds) outperformed single-B and double-B rated credits for the year, illustrating the stronger desire for riskier assets. All sectors posted positive returns for a second-consecutive year, with life insurance, property and casualty insurance and banking leading performance for the Barclays Capital US High Yield Corporate Index in 2010. The lowest-performing sectors in the index for the year were supermarkets, electric utilities and healthcare.

Compared to the record-high default volume and an upward spike in the default rate in 2009, default activity dramatically decreased in 2010 as only 44 companies defaulted during the year, affecting $19.8 billion in bonds and loans. As a result, the 12-month trailing par-weighted domestic default rate for high-yield bonds ended the year at 0.79%, well below the historical average of 4.3% and down drastically from 10.3% a year ago.

Increased demand for riskier assets helped to foster a robust new-issue market for high-yield bonds. High-yield issuers priced over $302 billion in 2010, exceeding last year's record by more than $120 billion. High-yield mutual funds experienced inflows of $12.2 billion in 2010, compared to a record-setting $31.9 billion in inflows last year. Year-to-date redemptions, maturities, tenders and upgrades to investment grade totaled $174.2 billion versus $117.4 billion for the same period in 2009. These activities are important because they effectively create additional market demand for remaining issues.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund Class A and Class C returned 13.39%* and 12.39%*, respectively, compared to a 15.12% return for its benchmark, the Barclays Capital U.S. Corporate High Yield Index, and 15.07% for the Merrill Lynch High Yield Master II Constrained Index. Performance relative to the benchmark was aided by security selection in the electric utilities, metals and mining and independent energy sectors, with the largest contributions coming from relative weightings in Texas Competitive Electric Holdings, MGM Resorts International, First Data Corporation, FMG Finance and Simmons Bedding Company. Underperforming sectors included media non-cable, insurance and financials. Performance was hindered by relative weightings in Dex One Corp., American International Group, HCA, EchoStar DBS and iStar Financial.

Compared to the Barclays Capital U.S. Corporate High Yield Bond Index, the Fund is overweight in the consumer products, healthcare and consumer services sectors due to our view of the relative value opportunities within those sectors. Conversely, the Fund is underweight in the financial, electric utilities and banking sectors because we have not found them compelling, given their challenging fundamental outlooks or rich valuations.

Outlook

We expect that improvement in the economic environment will continue. Stronger issuer fundamentals, accommodating capital access and robust demand will sustain a more conducive credit environment for high yield. Companies remain cautious, yet the broadening capital market access will further promote companies to refinance near-term debt maturities, thereby strengthening their balance sheets and ultimately lowering default outlooks. Corporate profitability should continue to build as revenue growth improves and margins hold. We believe that current valuations are attractive based on moderate gross domestic product growth, improved credit fundamentals and low default risk. Accordingly, we expect spreads to tighten further as issuer fundamentals remain intact and moderate flows into the asset class to continue. Again, we will rely on our individual security selection to be the primary driver of performance.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.83% for Class A and 2.58% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/31/05	$11,803	$11,306	$11,233
12/31/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219

Average Annual Total Returns for the periods ending December 31, 2010

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	13.39%	5.07%	2.91%	N/A	4.72%
Class A With sales charge (4.25%)	8.57%	3.58%	2.01%	N/A	4.05%
Class C Without CDSC	12.39%	4.26%	2.13%	N/A	3.88%
Class C With CDSC (1.00%)	11.39%	4.26%	2.13%	N/A	3.88%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

SCHEDULE OF INVESTMENTS December 31, 2010

	Shares	Fair Value

COMMON STOCK (97.3%)

Energy (83.3%)
Baker Hughes, Inc.	44,100	$2,521,197
*Basic Energy Svcs	124,500	2,051,760
*Brigham Exploration Co	78,300	2,132,892
Calfrac Well Services Ltd	31,000	1,067,525
*Cameron International Corp	34,900	1,770,477
*Canyon Services Group, Inc	115,500	1,259,193
CARBO Ceramics Inc.	24,500	2,536,730
*Complete Production Services, Inc	70,000	2,068,500
ConocoPhillips	10,000	681,000
*Continental Resources Inc	29,400	1,730,190
*Dresser-Rand Group, Inc	34,500	1,469,355
Enbridge Inc.	23,700	1,336,680
EOG Resources Inc	10,550	964,375
Exxon Mobil Corp	10,000	731,200
*Flotek Industries, Inc	100,000	545,000
*Gasfrac Energy Services, Inc	116,000	1,072,153
*GeoResources, Inc	69,000	1,532,490
Halliburton Company	49,000	2,000,670
Helmerich & Payne, Inc.	9,000	436,320
Hess Corp	30,000	2,296,200
*Key Energy Services, Inc	38,000	493,240
*Kodiak Oil & Gas Corporation	272,000	1,795,200
Lufkin Industries, Inc.	39,500	2,464,405
Marathon Oil Corp.	28,000	1,036,840
*Nabors Industries	28,200	661,572
National-Oilwell Inc	39,600	2,663,100
*Northern Oil and Gas, Inc.	74,000	2,013,540
*Nuloch Resources Inc	313,000	654,765
*Oasis Petroleum	74,000	2,006,880
Occidental Petroleum Corp	10,000	981,000
Patterson-Uti Energy Inc	47,900	1,032,245
*Pure Energy Services Ltd	125,000	750,525
Schlumberger Ltd.	13,800	1,152,300
*Tesoro Corporation	49,000	908,460
TransCanada Corporation - ADR	10,000	380,400
*Weatherford International Ltd	38,000	866,400
*Whiting Petroleum Corp	16,900	1,980,511
Williams Companies, Inc.	33,000	815,760
		52,861,050
Financials(0.3%)
*49 North Resources Inc	67,200	201,405

Industrials (4.0%)
Deere & Co.	13,600	1,129,480
Gardner Denver Inc.	12,000	825,840
Twin Disc, Inc	20,000	597,200
		2,552,520
Materials (8.2%)
Agrium Inc.	10,800	990,900
Mosaic Company	12,500	954,500
Newmont Mining Corp	9,300	571,299
Potash Sask	6,100	944,463
*Stillwater Mining Co	36,000	768,600
*US Gold Corporation	115,000	928,050
		5,157,812
Utilities (1.5%)
ONEOK, Inc.	17,000	942,990

TOTAL COMMON STOCKS (COST: $54,338,007)		$61,715,777

SHORT-TERM SECURITIES (3.1%)
^Wells Fargo Advantage Cash Investment Money Market 0.148% (COST: $1,949,609)	1,949,609	$1,949,609

TOTAL INVESTMENTS IN SECURITIES (COST: $56,287,616) (100.4%)		$63,665,386
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(229,419)

NET ASSETS (100.0%)		$63,435,967

*Non-income producing
ADR - American Depository Receipt
^Variable rate security; rate shown represents rate as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS December 31, 2010

	Shares	Fair Value

COMMON STOCK (99.9%)

Consumer Discretionary (9.1%)
Genuine Parts	20,000	$1,026,800
*ITT Educational Svcs	5,000	318,450
NIKE, Inc.	8,000	683,360
Yum Brands	12,000	588,600
		2,617,210
Consumer Staples (3.0%)
*Green Mountain Coffee Roasters, Inc.	26,000	854,360

Energy (18.1%)
Baker Hughes, Inc.	11,000	628,870
*Canyon Services Group, Inc	30,000	327,063
CARBO Ceramics Inc.	4,000	414,160
Chevron Texaco	7,500	684,375
*Gasfrac Energy Services, Inc	30,000	277,281
Halliburton Company	12,000	489,960
Hess Corp	6,000	459,240
*Kodiak Oil & Gas Corporation	140,000	924,000
National-Oilwell Inc	7,000	470,750
Schlumberger Ltd.	6,000	501,000
		5,176,699
Financials (12.4%)
Aflac, Inc.	17,000	959,310
Bank of America	25,000	333,500
*Citigroup Inc	200,000	946,000
First Niagara Finc Gr Inc	25,000	349,500
Goldman Sachs Group	2,000	336,320
J.P. Morgan Chase & Corp	15,000	636,300
		3,560,930
Health Care (7.4%)
Becton Dickinson & Co.	6,000	507,120
*Thermo Fisher Scientific Inc.	15,000	830,400
*Waters Corp	10,000	777,100
		2,114,620
Industrials (12.4%)
3M Co.	10,000	863,000
*Clean Harbors, Inc.	6,000	504,480
Emerson Electric Co.	12,000	686,040
Raytheon Co.	10,000	463,400
Snap-on Inc	18,000	1,018,440
		3,535,360
Information Technology (21.0%)
*Apple Inc.	2,000	645,120
*Cognizant Technology Solutions Corp.	12,000	879,480
*EMC Corp	40,000	916,000
Hewlett-Packard	19,000	799,900
KLA-Tencor Corp	19,000	734,160
Linear Technology Corp.	20,000	691,800
Oracle Corp	26,000	813,800
Qualcomm Inc	5,000	247,450
*Super Micro Computer, Inc	25,000	288,500
		6,016,210
Materials (12.0%)
Agrium Inc.	6,000	550,500
Cliffs Natural Resources Inc	3,000	234,030
Lubrizol Corporation	5,000	534,400
NewMarket Corporation	8,000	986,960
Potash Sask	6,000	928,980
*Stillwater Mining Co	10,000	213,500
		3,448,370
Telecommunication Services (2.4%)
CenturyLink Inc.	15,000	692,550

Utilities (2.1%)
Aqua America Inc	27,000	606,960

TOTAL COMMON STOCKS (COST: $23,449,402)		$28,623,269

SHORT-TERM SECURITIES (0.4%)
^Wells Fargo Advantage Cash Investment Money Market 0.148% (COST: $104,910)	104,910	$104,910

TOTAL INVESTMENTS IN SECURITIES (COST: $23,554,312) (100.3%)		$28,728,179
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(95,185)

NET ASSETS (100.0%)		$28,632,994

*Non-income producing
^Variable rate security; rate shown represents rate as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

SCHEDULE OF INVESTMENTS December 31, 2010

	Principal Amount	Fair Value

CORPORATE BONDS (96.7%)

Consumer Discretionary (24.0%)
AMC Entertainment Holdings - 144A 9.750% 12/1/20	$75,000	$78,000
American Axle 7.875% 3/1/17	115,000	117,731
American Tire Dist Inc - 144A 9.750% 6/1/17	90,000	97,200
AWAS Aviation Capital LT - 144A 7.000% 10/15/16	100,000	99,125
Bon-Ton Dept Stores 10.250% 3/15/14	115,000	117,300
Boyd Gaming Corp 7.125% 2/1/16	55,000	49,362
CCH II LLC/CCH II Capital 13.500% 11/30/16	50,000	59,625
CCO Holding LLC/Cap Corp 7.875% 4/30/18	150,000	155,250
CCO Holding LLC/CAP Corp 7.250% 10/30/17	75,000	76,125
Cequel Com Hldg I/Cap CP - 144A 8.625% 11/15/17	210,000	219,450
Dineequity Inc - 144A 9.500% 10/30/18	75,000	79,500
Easton-Bell Sports Inc 9.750% 12/1/16	185,000	203,037
Echostar DBS Corp. 7.125% 2/1/16	220,000	227,150
*Echostar DBS Corp. 7.750% 5/31/15	520,000	552,500
Ford Motor Credit Co LLC 8.000% 12/15/16	350,000	391,111
Ford Motor Credit Co LLC 8.700% 10/1/14	55,000	61,939
Ford Motor Credit Co LLC 7.000% 4/15/15	85,000	91,342
Giraffe Acquisition Corp - 144A 9.125% 12/1/18	40,000	41,700
Goodyear Tire & Rubber Corp. 8.250% 8/15/20	115,000	119,025
GWR Operating Partnership 10.875% 4/1/17	105,000	110,775
GXS Worldwide Inc. 9.750% 6/15/15	100,000	98,750
Hanesbrands Inc 8.000% 12/15/16	125,000	134,062
Harrahs Operating Co Inc 11.250% 6/1/17	355,000	399,375
Harrahs Operating Co Inc 10.000% 12/15/18	120,000	109,500
Interactive Data Corp - 144A 10.250% 8/1/18	120,000	131,400
Jarden Corp 7.500% 5/1/17	195,000	205,481
Jarden Corp 8.000% 5/1/16	90,000	97,988
JC Penney Corp 7.950% 4/1/17	55,000	59,950
Lear Corp 7.875% 3/15/18	25,000	26,750
Libbey Glass Inc - 144A 10.000% 2/15/15	135,000	145,125
Marina District Finance - 144A 9.500% 10/15/15	35,000	34,388
Marina District Finance - 144A 9.875% 8/15/18	145,000	142,825
MGM Mirage Inc 7.500% 6/1/16	435,000	406,725
MGM Mirage Inc 11.125% 11/15/17	65,000	74,750
MGM Mirage Inc - 144A 9.000% 3/15/20	195,000	214,500
(1)(3)Michaels Stores Inc 0.000% 11/1/16	55,000	54,450
Michaels Stores Inc - 144A 7.750% 11/1/18	110,000	109,725
(4)Neiman Marcus Group Inc 9.000% 10/15/15	134,272	140,650
Nexstar/Mission Broadcast - 144A 8.875% 4/15/17	80,000	85,000
Petco Animal Supplies - 144A 9.250% 12/1/18	90,000	94,838
*Quebecor Media 7.750% 3/15/16	385,000	397,513
Royal Caribbean Cruises 7.250% 6/15/16	65,000	70,038
Sealy Mattress Co 8.250% 6/15/14	440,000	449,900
Service Corp Intl 7.000% 6/15/17	60,000	61,200
Service Corp Intl 6.750% 4/1/15	165,000	169,125
Service Corp Intl 7.000% 5/15/19	50,000	50,000
(4)Servicemaster Company - 144A 10.750% 7/15/15	200,000	214,000
Simmons Bedding Co - 144A 11.250% 7/15/15	435,000	469,800
Steinway Musical Instruments - 144A 7.000% 3/1/14	200,000	201,500
Sun Media Corp 7.625% 2/15/13	5,000	5,013
(5)Travelport LLC 4.921% 9/1/14	45,000	39,825
Travelport LLC 9.875% 9/1/14	75,000	73,031
Travelport LLC/Travelpor 9.000% 3/1/16	50,000	48,438
(4)UCI Holdco Inc 9.250% 12/15/13	122,775	122,468
Videotron LTEE 9.125% 4/15/18	45,000	50,175
Visant Corp - 144A 10.000% 10/1/17	160,000	170,000
WMG Acquisition Corp 9.500% 6/15/16	90,000	96,525
Wynn Las Vegas 7.875% 11/1/17	25,000	26,937
Wynn Las Vegas LLC 7.750% 8/15/20	45,000	48,713
Zayo Group LLC/Zayo Cap 10.250% 3/15/17	145,000	158,775
		8,636,455
Consumer Staples (8.7%)
B&G Foods Inc 7.625% 1/15/18	55,000	57,887
Bumble Bee Acquisition - 144A 9.000% 12/15/17	65,000	67,600
Bumble Bee Foods 7.750% 12/15/15	90,000	102,927
Central Garden & Pet Co 8.250% 3/1/18	105,000	106,312
Chiquita Brands Intl 8.875% 12/1/15	215,000	219,434
Clear Channel Worldwide 9.250% 12/15/17	300,000	328,500
Constellation Brands Inc 7.250% 9/1/16	180,000	190,800
Cott Beverages USA Inc 8.125% 9/1/18	20,000	21,550
Diversey Inc. 8.250% 11/15/19	170,000	184,450
Dole Foods Co 13.875% 3/15/14	55,000	67,238
Dole Foods Co - 144A 8.000% 10/1/16	50,000	52,750
Graham Pack Co LP/GPC 8.250% 10/1/18	20,000	21,000
Graham Packaging Co 9.875% 10/15/14	120,000	124,200
Michael Foods Inc - 144A 9.750% 7/15/18	40,000	43,700
Packaging Dynamics Fin - 144A 10.000% 5/1/16	65,000	66,706
Reynolds Group - 144A 8.500% 5/15/18	245,000	246,225
Reynolds GRP ISS/Reynold - 144A 9.000% 4/15/19	100,000	103,625
Rite Aid Corp 7.500% 3/1/17	90,000	86,512
Rite Aid Corp 9.500% 6/15/17	60,000	51,000
Rite Aid Corp 8.000% 8/15/20	70,000	72,888
Solo Cup Company 8.500% 2/15/14	60,000	54,000
Solo Cup Company 10.500% 11/1/13	120,000	125,400
(4)Spectrum Brands Inc 12.000% 8/28/19	254,612	284,211
Spectrum Brands Inc - 144A 9.500% 6/15/18	50,000	54,938
Supervalu Inc 8.000% 5/1/16	285,000	272,887
Yankee Acquisition Corp 9.750% 2/15/17	120,000	125,100
		3,131,840
Energy (7.1%)
Anadarko Petroleum Corp 6.375% 9/15/17	65,000	70,805
Arch Coal Inc 8.750% 8/1/16	170,000	185,300
Atlas Energy Oper Co 10.750% 2/1/18	260,000	317,525
Atlas Energy Operating 12.125% 8/1/17	20,000	25,300
Breitburn Energy Partner - 144A 8.625% 10/15/20	100,000	100,500
Brigham Exploration Co - 144A 8.750% 10/1/18	85,000	91,800
Chesapeake Energy Corp 6.875% 8/15/18	50,000	50,750
Chesapeake Energy Corp 6.625% 8/15/20	60,000	59,100
Cloud Peak Energy 8.250% 12/15/17	155,000	166,431
Consol Energy Inc - 144A 8.000% 4/1/17	50,000	53,250
Consol Energy Inc - 144A 8.250% 4/1/20	15,000	16,200
Crosstex Energy LP 8.875% 2/15/18	140,000	149,975
Exco Resources Inc 7.500% 9/15/18	80,000	78,400
Forest Oil Corporation 7.250% 6/15/19	15,000	15,225
Inergy LP/Inergy Fin 6.875% 12/15/14	20,000	20,300
Inergy LP/Inergy Fin 8.750% 3/1/15	60,000	63,900
Inergy LP/Inergy Fin - 144A 7.000% 10/1/18	85,000	85,637
Linn Energy LLC 9.875% 7/1/18	105,000	114,975
Linn Energy LLC 11.750% 5/15/17	55,000	62,975
Linn Energy LLC - 144A 7.750% 2/1/21	15,000	15,375
Markwest Energy Part/Fin. 8.750% 4/15/18	150,000	162,375
NFR Energy LLC - 144A 9.750% 2/15/17	25,000	24,688
Opti Canada Inc 8.250% 12/15/14	70,000	49,875
Opti Canada Inc - 144A 9.000% 12/15/12	60,000	60,150
Opti. Canada Inc - 144A 9.750% 8/15/13	45,000	45,000
Parker Drilling Co. 9.125% 4/1/18	75,000	78,375
Petrohawk Energy Corp 7.875% 6/1/15	210,000	218,663
Plains Exploration & Production 7.000% 3/15/17	95,000	97,612
Plains Exploration & Production 7.750% 6/15/15	15,000	15,637
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	65,000	65,650
		2,561,748
Financials (5.3%)
Ally Financial Inc - 144A 6.250% 12/1/17	100,000	100,000
Avaya Inc 9.750% 11/1/15	110,000	111,925
(4)Avaya Inc 10.125% 11/1/15	100,165	102,669
(5)Bank of America Corp 8.000% 1/30/18	100,000	100,780
Cit Group Inc 7.000% 5/1/15	49,815	49,940
Cit Group Inc 7.000% 5/1/16	368,027	369,407
Cit Group Inc 7.000% 5/1/17	221,238	221,791
Citigroup Capital XXI 8.300% 12/21/37	75,000	78,000
Dunkin Finance Corp - 144A 9.625% 12/1/18	40,000	40,400
Host Hotels & Resorts LP 9.000% 5/15/17	10,000	11,100
Host Hotels & Resorts LP 6.375% 3/15/15	180,000	182,700
Intl Lease Finance Corp - 144A 8.625% 9/15/15	100,000	107,500
Intl Lease Finance Corp - 144A 8.750% 3/15/17	230,000	246,675
Intl. Lease Finance Corp 8.250% 12/15/20	50,000	51,500
Intl. Lease Finance Corp - 144A 7.125% 9/1/18	30,000	31,875
Pinafore LLC/INC - 144A 9.000% 10/1/18	65,000	70,200
Pinnacle Foods Finance 9.250% 4/1/15	40,000	41,650
		1,918,112
Health Care (11.3%)
Accellent Inc 8.375% 2/1/17	20,000	20,500
Accellent Inc - 144A 10.000% 11/1/17	100,000	94,500
*(4)Biomet Inc. 10.375% 10/15/17	465,000	508,012
Community Health Systems 8.875% 7/15/15	195,000	204,750
Cooper Cos Inc 7.125% 2/15/15	70,000	72,100
Davita Inc. 6.375% 11/1/18	15,000	14,925
Davita Inc. 6.625% 11/1/20	15,000	14,850
DJO Fin. LLC 10.875% 11/15/14	160,000	174,600
HCA Holdings Inc - 144A 7.750% 5/15/21	125,000	125,000
(4)HCA Inc 9.625% 11/15/16	975,033	1,044,504
Health Management Assoc 6.125% 4/15/16	170,000	171,700
Healthsouth Corp. 7.250% 10/1/18	60,000	61,200
Healthsouth Corp. 7.750% 9/15/22	60,000	61,950
Mylan Inc - 144A 7.625% 7/15/17	35,000	37,231
Mylan Inc - 144A 7.875% 7/15/20	140,000	150,850
Radiation Therapy Service - 144A 9.875% 4/15/17	90,000	89,775
(4)Surgical Care Affiliates - 144A 8.875% 7/15/15	208,726	210,813
Tenet Healthcare Corp 9.250% 2/1/15	230,000	244,950
Tenet Healthcare Corp 8.875% 7/1/19	90,000	101,700
(4)United Surgical Partners 9.250% 5/1/17	225,000	234,000
US Oncology Inc 9.125% 8/15/17	205,000	252,662
Valeant Phamaceuticals - 144A 6.750% 10/1/17	20,000	19,900
Valeant Pharmaceuticals - 144A 6.875% 12/1/18	180,000	178,650
		4,089,122
Industrials (12.0%)
ACCO Brands Corp 7.625% 8/15/15	80,000	80,000
ACCO Brands Corp 10.625% 3/15/15	135,000	151,875
Aerospace Inc. 6.875% 10/1/20	50,000	51,625
Aircastle Ltd 9.750% 8/1/18	65,000	71,012
Alliant Techsystems Inc 6.750% 4/1/16	155,000	160,619
Amsted Industries - 144A 8.125% 3/15/18	105,000	111,431
Ashtead Capital Inc - 144A 9.000% 8/15/16	100,000	104,250
Associated Materials Inc - 144A 9.125% 11/1/17	90,000	94,050
Avis Budget Car Rental 7.750% 5/15/16	150,000	153,000
Avis Budget Car Rental 9.625% 3/15/18	60,000	64,650
Avis Budget Car Rental - 144A 8.250% 1/15/19	55,000	55,550
Belden Inc 9.250% 6/15/19	55,000	60,294
Building Materials Corp - 144A 6.875% 8/15/18	110,000	108,900
Case New Holland Inc - 144A 7.875% 12/1/17	115,000	125,638
Clean Harbors Inc 7.625% 8/15/16	31,000	32,938
Energy Future/EFIH Finan 10.000% 12/1/20	112,000	115,503
FTI Consulting Inc. - 144A 6.750% 10/1/20	65,000	64,512
General Cable Corp 7.125% 4/1/17	165,000	169,950
Geo Group Inc 7.750% 10/15/17	110,000	115,500
Hertz Corp 8.875% 1/1/14	140,000	143,150
Hertz Corp - 144A 7.500% 10/15/18	120,000	124,500
Hillman Group Inc 10.875% 6/1/18	75,000	82,313
Interline Brands Inc - 144A 7.000% 11/15/18	60,000	60,900
Iron Mountain Inc 8.750% 7/15/18	235,000	246,750
Manitowoc Comp Inc 8.500% 11/1/20	85,000	90,313
Manitowoc Company Inc 9.500% 2/15/18	45,000	49,275
Masco Corp 7.125% 3/15/20	35,000	36,614
Mueller Water Products 8.750% 9/1/20	50,000	55,250
NXP BV/ NXP Funding LLC - 144A 9.750% 8/1/18	215,000	241,875
NXP BV/NXP Funding LLC 9.500% 10/15/15	75,000	80,250
NXP BV/NXP Funding LLC - 144A 10.000% 7/15/13	75,000	84,000
Oshkosh Corp 8.250% 3/1/17	65,000	70,687
(1)(2)Propex Fabrics Inc. 10.000% 12/1/12	2,118,000	1,059
RailAmerica Inc 9.250% 7/1/17	115,000	126,356
RBS Global & Rexnord Corp. 8.500% 5/1/18	235,000	249,687
RSC Equipment Rental Inc 9.500% 12/1/14	120,000	126,000
Sequa Corp - 144A 11.750% 12/1/15	110,000	117,700
Spirit Aerosystems Inc 7.500% 10/1/17	90,000	93,600
Terex Corp 8.000% 11/15/17	130,000	131,300
Triumph Group Inc 8.000% 11/15/17	20,000	20,800
Triumph Group Inc 8.625% 7/15/18	50,000	54,625
United Rentals North Am 9.250% 12/15/19	100,000	111,250
United Rentals North Am 8.375% 9/15/20	30,000	30,525
		4,320,076
Information Technology (7.5%)
Aeroflex Inc 11.750% 2/15/15	200,000	220,000
Alcatel-Lucent USA Inc. 6.450% 3/15/29	165,000	130,350
Amkor Technologies Inc 7.375% 5/1/18	145,000	150,800
Aspect Software Inc - 144A 10.625% 5/15/17	65,000	66,706
Fidelity National Information Svcs - 144A 7.625% 7/15/17	105,000	110,512
Fidelity National Information Svcs - 144A 7.875% 7/15/20	15,000	15,862
(4)First Data Corp 10.550% 9/24/15	4,529	4,291
First Data Corp - 144A 8.750% 1/15/22	138,000	133,515
First Data Corp - 144A 8.875% 8/15/20	110,000	116,050
First Data Corp - 144A 8.250% 1/15/21	138,000	132,480
First Data Corp - 144A 12.625% 1/15/21	277,000	264,535
Freescale Semiconductor - 144A 10.125% 3/15/18	120,000	135,000
Freescale Semiconductor - 144A 9.250% 4/15/18	165,000	181,500
JDA Software Group Inc 8.000% 12/15/14	135,000	145,463
MagnaChip Semiconductor 10.500% 4/15/18	145,000	152,975
Sinclair Television Group - 144A 9.250% 11/1/17	85,000	92,013
Sinclair Television Group - 144A 8.375% 10/15/18	15,000	15,488
SSI Invest II/Co-Issr LLC 11.125% 6/1/18	100,000	108,500
Sungard Data Systems Inc 10.250% 8/15/15	435,000	457,294
Sungard Data Systems Inc - 144A 7.375% 11/15/18	55,000	55,275
		2,688,609
Materials (8.9%)
Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	208,000
Ashland Inc 9.125% 6/1/17	40,000	46,100
Atkore International Inc - 144A 9.875% 1/1/18	35,000	36,400
Berry Plastics Corp - 144A 9.750% 1/15/21	100,000	99,000
Bway Holding Co - 144A 10.000% 6/15/18	130,000	140,237
Chemtura Corp - 144A 7.875% 9/1/18	30,000	31,875
Clearwater Paper Corp 10.625% 6/15/16	100,000	114,250
Clearwater Paper Corp - 144A 7.125% 11/1/18	10,000	10,325
Georgia-Pacific LLC - 144A 8.250% 5/1/16	65,000	73,369
Graphic Packaging Intl. 7.875% 10/1/18	40,000	41,900
Hexion US Fin/Nova Scoti - 144A 9.000% 11/15/20	60,000	63,450
Huntsman International LLC 5.500% 6/30/16	80,000	77,400
Huntsman International LLC 7.375% 1/1/15	65,000	66,463
Huntsman International LLC 8.625% 3/15/20	50,000	54,375
Huntsman International LLC - 144A 8.625% 3/15/21	30,000	32,400
Ineos Finance PLC - 144A 9.000% 5/15/15	345,000	366,994
Ineos Group Holdings PLC - 144A 8.500% 2/15/16	95,000	90,487
Lyondell Chemical Co - 144A 8.000% 11/1/17	103,000	113,944
Lyondell Chemical Co 11.000% 5/1/18	200,000	226,500
Nalco Co - 144A 6.625% 1/15/19	25,000	25,563
Newpage Corp 11.375% 12/31/14	60,000	56,400
(4)Noranda Aluminium Acquisition 5.193% 5/15/15	267,030	241,328
Nova Chemicals Corp. 8.625% 11/1/19	50,000	54,625
Novelis Inc - 144A 8.375% 12/15/17	80,000	82,800
Novelis Inc - 144A 8.750% 12/15/20	100,000	103,750
P.H. Glatfelter 7.125% 5/1/16	140,000	145,075
P.H. Glatfelter 7.125% 5/1/16	15,000	15,544
Polyone Corp 7.375% 9/15/20	60,000	62,175
Polypore International I - 144A 7.500% 11/15/17	65,000	66,300
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	35,875
Reichhold Industries Inc - 144A 9.000% 8/15/14	320,000	282,400
Scotts Miracle-Gro Co 7.250% 1/15/18	45,000	47,362
Vertellus Specialties - 144A 9.375% 10/1/15	90,000	95,400
		3,208,066
Telecommunication Services (9.6%)
Cincinnati Bell Inc. 8.375% 10/15/20	115,000	110,400
Clearwire Comm/Finance - 144A 12.000% 12/1/15	215,000	232,200
Clearwire Comm/Finance - 144A 12.000% 12/1/17	30,000	31,050
Cricket Communications I 10.000% 7/15/15	55,000	58,919
Digicel Group Ltd - 144A 10.500% 4/15/18	100,000	110,000
Frontier Communications 6.625% 3/15/15	125,000	130,625
GCI Inc 8.625% 11/15/19	205,000	221,912
Intelsat Jackson Holdings 11.250% 6/15/16	185,000	199,337
Intelsat Jackson Holdings - 144A 7.250% 10/15/20	90,000	90,900
Intelsat Subsidiary Hldg 8.875% 1/15/15	370,000	380,175
Intelsat Subsidiary Hldg - 144A 8.875% 1/15/15	45,000	46,013
(4)IPCS Inc 3.537% 5/1/14	102,001	97,921
ITC Deltacom Inc 10.500% 4/1/16	80,000	87,000
Metropcs Wireless Inc 7.875% 9/1/18	165,000	171,187
Paetec Holding Corp - 144A 9.875% 12/1/18	115,000	118,162
Paetec Holding Corp 9.500% 7/15/15	50,000	51,750
Paetec Holding Corp 8.875% 6/30/17	105,000	112,088
Qwest Communications Int 7.500% 2/15/14	150,000	151,875
SBA Telecommunications 8.000% 8/15/16	35,000	37,888
SBA Telecommunications 8.250% 8/15/19	30,000	32,775
*Sprint Capital Corp 6.900% 5/1/19	135,000	133,313
Sprint Capital Corp 8.750% 3/15/32	500,000	505,000
Buccaneer Merger Sub Inc - 144A 9.125% 1/15/19	35,000	36,138
Windstream Corp 8.625% 8/1/16	285,000	299,963
Windstream Corp 8.125% 9/1/18	25,000	26,250
		3,472,841
Utilities (2.3%)
AES Corporation 9.750% 4/15/16	145,000	162,037
Calpine Corp - 144A 7.875% 7/31/20	85,000	86,062
Calpine Corp - 144A 7.500% 2/15/21	75,000	73,875
Dynegy Holdings Inc 7.750% 6/1/19	70,000	46,725
Dynegy Holdings Inc 7.625% 10/15/26	160,000	94,400
Energy Future Holdings - 144A 10.000% 1/15/20	115,000	118,309
NRG Energy Inc - 144A 8.250% 9/1/20	70,000	71,750
NRG Energy INC. 7.375% 2/1/16	164,000	168,100
		821,258

TOTAL CORPORATE BONDS (COST: $34,802,175)		$34,848,127

COMMON STOCKS (0.1%)	Shares
(1) Dex One Corp (COST: $398,943)	4,445	$33,160

SHORT-TERM SECURITIES (1.7%)
^Wells Fargo Advantage Cash Investment Money Market 0.148% (COST: $621,276)	621,276	$621,276

TOTAL INVESTMENTS IN SECURITIES (COST: $35,822,394) (98.5%)		$35,502,563
OTHER ASSETS LESS LIABILITIES (1.5%)		557,746

NET ASSETS (100.0%)		$36,060,309

(1) Non-income producing security.
(2) Issue is in default.
(3) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(4) Interest or dividend is paid-in-kind, when applicable.
(5) Floating rate security. The rates for these securities are as of December 31, 2010.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid. These securities amount to $10,910,508, representing 30.3% of net assets.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
^Variable rate security; rate shown represents rate as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 31, 2010

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
ASSETS
Investments in securities, at cost	$56,287,616	$23,554,312	$35,822,394

Investments in securities, at value	$63,665,386	$28,728,179	$35,502,563
Cash	106,290	6,839	0
Accrued dividends receivable	17,551	13,910	80
Accrued interest receivable	202	24	659,645
Prepaid expenses	12,990	6,139	8,321
Receivable for Fund shares sold	3,669,745	1,856	10,000
Security sales receivable	0	0	38,750
Receivable due from manager	714	0	54
Total assets	$67,472,878	$28,756,947	$36,219,413

LIABILITIES
Accrued expenses	$12,722	$15,705	$17,520
Disbursements in excess of demand deposit cash	0	0	56,729
Payable for Fund shares redeemed	82,547	74,269	32,999
Payable to affiliates	205,844	33,979	51,856
Security purchases payable	3,735,798	0	0
Total liabilities	$4,036,911	$123,953	$159,104

NET ASSETS	$63,435,967	$28,632,994	$36,060,309

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$56,182,197	$30,633,089	$83,111,167
Accumulated undistributed net realized gain (loss) on investments	(124,000)	(7,173,962)	(46,731,027)
Unrealized appreciation (depreciation) on investments	7,377,770	5,173,867	(319,831)

NET ASSETS	$63,435,967	$28,632,994	$36,060,309

Net Assets—Class A	$63,435,967	$28,632,994	$23,316,249
Net Assets—Class C *	-	-	$12,744,060

Shares outstanding—Class A	12,302,925	771,789	3,065,806
Shares outstanding—Class C *	-	-	1,672,115

Net asset value per share—Class A	5.16[1]	37.10	7.61[1]
Net asset value per share—Class C1*	-	-	7.62

Public offering price per share—Class A (sales charge of 5.00%, 0.00%, and 4.25%, respectively)	5.43	37.10	7.95

1Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 31, 2010

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INVESTMENT INCOME
Interest	$741	$1,419	$3,467,374
Dividends (net of foreign withholding taxes of $4,470, $5,723, and $0, respectively)	75,798	636,750	717
Total investment income	$76,539	$638,169	$3,468,091

EXPENSES
Investment advisory fees	$45,959	$268,373	$334,639
Distribution (12b-1) fees—Class A	45,959	67,093	63,387
Distribution (12b-1) fees—Class C*	-	0	139,778
Transfer agent fees	20,031	53,675	84,739
Accounting service fees	28,581	37,419	49,685
Administrative service fees	15,525	40,256	65,054
Professional fees	2,634	9,087	13,332
Reports to shareholders	1,761	13,475	6,372
License, fees, and registrations	7,784	14,773	18,924
Audit fees	8,028	7,512	9,961
Trustees' fees	1,186	3,873	5,673
Transfer agent out-of-pockets	1,375	7,258	2,906
Custodian fees	5,819	5,578	14,500
Legal fees	1,846	7,270	10,832
Insurance expense	156	1,916	2,921
Total expenses	$186,644	$537,558	$822,703
Less expenses waived or reimbursed	(48,767)	(108,162)	(88,551)
Total net expenses	$137,877	$429,396	$734,152

NET INVESTMENT INCOME (LOSS)	$(61,338)	$208,773	$2,733,939

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$331,080	$(1,472,548)	$1,339,193
Net change in unrealized appreciation (depreciation) of investments	7,304,748	5,563,095	623,402
Net realized and unrealized gain (loss) on investments	$7,635,828	$4,090,547	$1,962,595

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,574,490	$4,299,320	$4,696,534

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2010

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(61,338)	$208,773	$2,733,939
Net realized gain (loss) on investments	331,080	(1,472,548)	1,339,193
Net change in unrealized appreciation (depreciation) on investments	7,304,748	5,563,095	623,402
Net increase (decrease) in net assets resulting from operations	$7,574,490	$4,299,320	$4,696,534

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income—Class A	$0	$(208,773)	$(1,830,992)
Net investment income—Class C*	-	-	(902,947)
Total distributions	$0	$(208,773)	$(2,733,939)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$55,328,792	$1,243,246	$2,743,057
Proceeds from sale of shares—Class C*	-	-	209,930
Proceeds from reinvested dividends—Class A	0	195,649	1,245,633
Proceeds from reinvested dividends—Class C*	-	-	614,343
Cost of shares redeemed—Class A	(747,381)	(4,974,220)	(9,648,119)
Cost of shares redeemed—Class C*	-	-	(4,242,545)
Net increase (decrease) in net assets resulting from capital share transactions	$54,581,411	$(3,535,325)	$(9,077,701)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$62,155,901	$555,222	$(7,115,106)
NET ASSETS, BEGINNING OF PERIOD	1,280,066	28,077,772	43,175,415
NET ASSETS, END OF PERIOD	$63,435,967	$28,632,994	$36,060,309

Undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2009

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,770	$312,570	$3,363,097
Net realized gain (loss) on investments	(69,024)	(2,676,137)	(16,069,098)
Net change in unrealized appreciation (depreciation) on investments	281,631	5,845,055	30,149,003
Net increase (decrease) in net assets resulting from operations	$215,377	$3,481,488	$17,443,002

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income—Class A	$(2,770)	$(312,570)	$(2,218,029)
Net investment income—Class C*	-	-	(1,145,068)
Total distributions	$(2,770)	$(312,570)	$(3,363,097)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$307,804	$2,421,600	$3,728,004
Proceeds from sale of shares—Class C*	-	-	704,577
Proceeds from reinvested dividends—Class A	2,741	295,310	1,405,172
Proceeds from reinvested dividends—Class C*	-	-	742,474
Cost of shares redeemed—Class A	(312,207)	(5,279,800)	(10,383,264)
Cost of shares redeemed—Class C*	-	-	(3,765,368)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,662)	$(2,562,890)	$(7,568,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$210,945	$606,028	$6,511,500
NET ASSETS, BEGINNING OF PERIOD	1,069,121	27,471,744	36,663,915
NET ASSETS, END OF PERIOD	$1,280,066	$28,077,772	$43,175,415

Undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of three series (the "Funds").

Williston Basin/Mid-North American Stock Fund (the "WB/MNAS Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments as of December 31, 2010.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more (excluding Growth & Income Fund), a 1.00% contingent deferred sales charge ("CDSC") may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2007.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities.

Security Transactions, Investment Income, Expenses and Distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries tax rule and regulations. The WB/MNAS Fund and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common Expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of December 31, 2010:

		Level 1	Level 2	Level 3	Total
WB/MNAS Fund	Short Term Securities	$1,949,609	$0	$0	$1,949,609
	Common Stock	61,715,777	0	0	61,715,777
	Total	$63,665,386	$0	$0	$63,665,386

Growth & Income Fund	Short Term Securities	$104,910	$0	$0	$104,910
	Common Stock	28,623,269	0	0	28,623,269
	Total	$28,728,179	$0	$0	$28,728,179

High Income Fund	Short Term Securities	$621,276	$0	$0	$621,276
	Common Stock	33,160	0	0	33,160
	Corporate Bonds	0	34,848,127	0	34,848,127
	Total	$654,436	$34,848,127	$0	$35,502,563

See schedule of investments to view by type of obligation. The Funds did not hold any Level 3 assets during the fiscal year ended December 31, 2010. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2010. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2010, were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Purchases	$56,727,435	$28,800,134	$22,535,880
Sales	$3,745,738	$29,453,209	$32,230,384

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund Class A		High Income Fund Class C
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Shares sold	12,110,559	102,839	37,983	84,728	372,293	617,245	28,769	126,571
Shares issued on reinvestment of dividends	0	779	5,261	9,202	169,662	242,655	83,570	121,776
Shares redeemed	(172,990)	(102,403)	(151,870)	(180,745)	(1,322,510)	(1,789,553)	(574,647)	(597,986)
Net increase (decrease)	11,937,569	1,215	(108,626)	(86,815)	(780,555)	(929,653)	(462,308)	(349,640)

NOTE 6: Income Tax Information

At December 31, 2010, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Investments at cost	$56,287,616	$23,554,312	$35,822,394
Unrealized appreciation	$7,501,268	$5,465,133	$2,386,731
Unrealized depreciation	(123,498)	(291,266)	(2,706,562)
Net unrealized appreciation (depreciation)	$7,377,770	$5,173,867	($319,831)

The tax character of distributions paid was as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Ordinary income	$0	$2,770	$208,773	$312,570	$2,733,939	$3,363,097

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Accumulated Capital and Other Losses	(124,000)	(7,173,962)	(46,731,027)
Unrealized Appreciation/ (Depreciation)	7,377,770	5,173,867	(319,831)
Total Accumulated Earnings/ (Deficit)	7,253,770	(2,000,095)	(47,050,858)

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	WB/MNAS Fund	Growth & Income Fund	High Income Fund
2016	$53,743	$2,643,978	$31,094,157
2017	$70,257	$3,057,436	$14,842,642
2018	$0	$1,472,548	$794,228
Total	$124,000	$7,173,962	$46,731,027

For the year ended December 31, 2010, the Funds did not make any permanent reclassifications to reflect tax character due to capital loss carryforward expirations.

The Funds did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended December 31, 2010.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser.

VFM provides investment advisory and management services to the Funds. For the WB/MNAS Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 30, 2011, for WB/MNAS Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.50%, 1.60%, 1.60%, and 2.35%, respectively. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/31/10*	Payable 12/31/10*
WB/MNAS Fund	$43,490	$19,423
Growth & Income Fund	$268,373	$23,744
High Income Fund	$334,639	$25,693
*After waivers and reimbursements, if any.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNAS Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution and/or service fee of up to 0.50%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/10			Payable 12/31/10
	Sales Charges	CDSC	Distribution Fees	Sales Charges	CDSC	Distribution Fees
WB/MNAS Fund	$2,031,773	$0	$45,959	$157,370	$0	$19,423
Growth & Income Fund	$0	$0	$67,093	$0	$0	$5,936
High Income Fund—A	$57,443	$0	$63,387	$78	$0	$4,856
High Income Fund—C	$0	$492	$139,778	$0	$0	$10,771

IFS acts as the Funds' transfer agent for a variable fee equal to 0.20% on the first $0 to $50 million and 0.15% on the next $50 million to $100 million of the Funds' average daily net assets on an annual basis and at a lower rate on the average daily net assets in excess of $100 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% on the first $0 to $50 million and 0.04% on the next $50 million to $100 million of the Funds' average daily net assets on an annual basis and at a lower rate on the average daily net assets in excess of $100 million, together with reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a variable fee equal to 0.150% on the first $0 to $50 million and 0.125% on the next $50 million to $100 million of the Funds' average daily net assets on an annual basis and at a lower rate on the average daily net assets in excess of $100 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/10			Payable 12/31/10
	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*
WB/MNAS Fund	$7,189	$5,246	$5,404	$4,296	$2,156	$3,235
Growth & Income Fund	$9,493	$6,575	$7,120	$1,444	$969	$1,083
High Income Fund	$47,119	$27,634	$36,174	$4,280	$2,623	$3,291
* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$3.50	$2.94	$3.66	$8.88	$12.19

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$0.01	$0.01	$(0.06)	$(0.24)
Net realized and unrealized gain (loss) on investments	1.66	0.56	(0.72)	(0.01)	1.22
Total from investment operations	$1.66	$0.57	$(0.71)	$(0.07)	$0.98

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$(0.01)	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(5.15)	(4.29)
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$0.00	$(0.01)	$(0.01)	$(5.15)	$(4.29)

NET ASSET VALUE, END OF PERIOD	$5.16	$3.50	$2.94	$3.66	$8.88

Total Return[1]	47.43%	19.31%	(19.36%)	(0.92%)	7.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$63,436	$1,280	$1,069	$2,716	$7,308
Ratio of expenses to average net assets after waivers*[2]	1.50%	1.50%	1.50%	2.56%	2.65%
Ratio of expenses to average net assets before waivers*	2.03%	8.90%	6.93%	3.71%	2.79%
Ratio of net investment income (loss) to average net assets*[2]	(0.67%)	0.24%	0.13%	(0.97%)	(1.78%)
Portfolio turnover rate	35.44%	165.30%	151.02%	137.86%	25.71%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$31.89	$28.40	$39.19	$36.49	$31.98

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.36	$0.14	$0.19	$0.32
Net realized and unrealized gain (loss) on investments	5.21	3.49	(10.75)	2.72	4.49
Total from investment operations	$5.48	$3.85	$(10.61)	$2.91	$4.81

Less Distributions:
Dividends from net investment income	$(0.27)	$(0.36)	$(0.15)	$(0.20)	$(0.29)
Distributions from net realized gains	0.00	0.00	0.00	(0.01)	(0.01)
Returns of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions	$(0.27)	$(0.36)	$(0.18)	$(0.21)	$(0.30)

NET ASSET VALUE, END OF PERIOD	$37.10	$31.89	$28.40	$39.19	$36.49

Total Return[1]	17.19%	13.54%	(27.06%)	7.97%	15.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$28,633	$28,078	$27,472	$40,903	$46,334
Ratio of expenses to average net assets after waivers*[2]	1.60%	1.60%	1.60%	1.60%	1.56%
Ratio of expenses to average net assets before waivers*	2.00%	2.09%	2.22%	2.30%	2.39%
Ratio of net investment income to average net assets*[2]	0.78%	1.17%	0.40%	0.46%	0.84%
Portfolio turnover rate	112.99%	120.02%	158.65%	99.47%	94.23%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$7.21	$5.05	$8.43	$10.20	$10.07

Income (loss) from investment operations:
Net investment income (loss)	$0.53	$0.52	$0.56	$0.79	$0.76
Net realized and unrealized gain (loss) on investments	0.40	2.16	(3.31)	(1.75)	0.27
Total from investment operations	$0.93	$2.68	$(2.75)	$(0.96)	$1.03

Less Distributions:
Dividends from net investment income	$(0.53)	$(0.52)	$(0.56)	$(0.80)	$(0.76)
Distributions from net realized gains	0.00	0.00	0.00	(0.01)	(0.14)
Returns of capital	0.00	0.00	(0.07)	0.00	0.00
Total distributions	$(0.53)	$(0.52)	$(0.63)	$(0.81)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$7.61	$7.21	$5.05	$8.43	$10.20

Total Return[1]	13.39%	55.56%	(34.24%)	(10.07%)	10.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$23,316	$27,746	$24,101	$88,629	$101,545
Ratio of expenses to average net assets after waivers*[2]	1.60%	1.60%	1.67%	1.75%	1.75%
Ratio of expenses to average net assets before waivers*	1.83%	1.93%	1.88%	1.85%	1.95%
Ratio of net investment income to average net assets*[2]	7.22%	8.64%	7.74%	8.09%	7.49%
Portfolio turnover rate	58.47%	56.76%	85.86%	27.28%	38.76%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$7.23	$5.06	$8.45	$10.22	$10.09

Income (loss) from investment operations:
Net investment income (loss)	$0.48	$0.48	$0.51	$0.72	$0.69
Net realized and unrealized gain (loss) on investments	0.39	2.17	(3.33)	(1.76)	0.27
Total from investment operations	$0.87	$2.65	$(2.82)	$(1.04)	$0.96

Less Distributions:
Dividends from net investment income	$(0.48)	$(0.48)	$(0.51)	$(0.72)	$(0.69)
Distributions from net realized gains	0.00	0.00	0.00	(0.01)	(0.14)
Returns of capital	0.00	0.00	(0.06)	0.00	0.00
Total distributions	$(0.48)	$(0.48)	$(0.57)	$(0.73)	$(0.83)

NET ASSET VALUE, END OF PERIOD	$7.62	$7.23	$5.06	$8.45	$10.22

Total Return[1]	12.39%	54.57%	(34.77%)	(10.71%)	9.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$12,744	$15,430	$12,563	$44,023	$41,840
Ratio of expenses to average net assets after waivers*[2]	2.35%	2.35%	2.42%	2.50%	2.50%
Ratio of expenses to average net assets before waivers*	2.58%	2.68%	2.63%	2.60%	2.70%
Ratio of net investment income to average net assets*[2]	6.46%	7.85%	7.03%	7.40%	6.75%
Portfolio turnover rate	58.47%	56.76%	85.86%	27.28%	38.76%

[1]	Excludes any CDSC fees.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the The Integrity Funds, comprising the Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, and Integrity High Income Fund (the "Funds") as of December 31, 2010, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2009 and financial highlights for the years ended prior to December 31, 2010, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those financial statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Integrity Funds as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 28, 2011

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/10	Ending Account Value 12/31/10	Expenses Paid During Period*	Annualized Expenses Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$1,508.77	$9.41	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.71	$7.57	1.50%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,278.09	$9.11	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$8.07	1.60%

Integrity High Income Fund
Actual—Class A	$1,000.00	$1,097.30	$8.39	1.60%
Actual—Class C	$1,000.00	$1,093.16	$12.30	2.35%
Hypothetical—Class A (5% return before expenses)	$1,000.00	$1,017.21	$8.07	1.60%
Hypothetical—Class C (5% return before expenses)	$1,000.00	$1,013.46	$11.83	2.35%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2010, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. ("JPMIM").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fourteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment Performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective. As of June 30, 2010, the performance for: (1) Integrity Growth & Income Fund for the 3-year and 5-year periods was above its index and/or near its median classification for its peer group, and the 1-year, and 10-year return was below its index and median classification; (2) Williston Basin/Mid-North America Stock Fund for the 3, 5, and 10-year periods was above its index and median classification for its peer group, and the 1-year return was below its index but above its median classification; (3) Integrity High Income Fund for the 1, 3, and 5-year periods was below its index and median classification.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the advisor does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of each Fund.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.60% for Class A shares and 2.35% for Class C shares was higher in comparison to other funds of similar objective and size; (2) the projected net operating expense of 1.60% for the Integrity Growth & Income Fund and 1.50% for Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 7%, respectively, in Corridor. They received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his memberships interests in Corridor. Other current employees of Corridor own, in the aggregate, approximately 23% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They received their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Robert Walstad, and Monte Avery (the "Portfolio Managers" of the Funds), is based on salary paid every other week. They are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are also sub-advised by Ares Management LLC and Nomura Corporate Research and Asset Management, Inc.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

•

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

•

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Fund consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as directors or trustees for Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the six series of Integrity Managed Portfolios, and the four series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the four series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 13 funds

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 13 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 13 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 13 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Viking Fund Management, LLC

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: ND Capital, Inc. (1988 to 2006), Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2010

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.
How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates' everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Integrity Fund of Funds, Inc.
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios
•	Integrity Fund of Funds, Inc.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen") and Brady, Martz & Associates, P.C. ("Brady, Martz"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,531 for the year ended December 31, 2010 (by Cohen) and $28,900 for the year ended December 31, 2009 (by Brady, Martz).

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen and Brady, Martz that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2010 (by Cohen) and $4,700 for the year ended December 31, 2009 (by Brady, Martz).

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz for tax compliance, tax advice, and tax planning were $3,000 for the year ended December 31, 2010 and $3,900 for the year ended December 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Fund's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen and Brady, Martz, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half year.

Item 11. CONTROLS AND PROCEDURES

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized, and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the Report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99.CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By:	/s/Shannon D. Radke
Shannon D. Radke
President

March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Shannon D. Radke
Shannon D. Radke
President

March 4, 2011

By:	/s/Adam Forthun
Adam Forthun
Treasurer

March 4, 2011